UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2006

The St. Paul Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

385 Washington Street
Saint Paul, Minnesota		55102
(Address of principal executive offices)		(Zip Code)

(651) 310-7911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

The St. Paul Travelers Companies, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical business segment information to reflect its realigned segment reporting structure.  On August 25, 2006, the Company announced a realignment of two of its three business segments. The former Commercial and Specialty segments were realigned into two new segments: the Business Insurance segment and the Financial, Professional & International Insurance segment.  The Personal segment was renamed Personal Insurance.  The changes were designed to reflect the manner in which the Company’s businesses are currently managed, and represent an aggregation of products and services based on type of customer, how the business is marketed, and the manner in which the business is underwritten.

In Exhibits 99.1 and 99.2 filed with this Report, the Company has updated the following items contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006 (the “Quarterly Report”) to reflect the realigned segment reporting structure:

•      From the Annual Report, Item 1, “Business”, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 8, “Financial Statements and Supplementary Data” (revisions to notes 1, 4, 5, 9 and 19), and revised Schedule III from Item 15, “Exhibits and Financial Statement Schedules,” all filed as Exhibit 99.1 and incorporated herein by reference.

•      From the Quarterly Report, Item 1, “Financial Statements” (revisions to notes 3 and 5) and Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” both filed as Exhibit 99.2 and incorporated herein by reference.

All updates to the Annual Report and Quarterly Report relate solely to the presentation of segment specific disclosures on a basis consistent with the realigned segment reporting structure and have no effect on the Company’s previously reported results of operations, financial condition or cash flows.  All other information in the Annual Report and Quarterly Report remains unchanged and has not been otherwise updated for events occurring after the date of each respective report.  The information in this Form 8-K should be read in conjunction with the Company’s Annual Report and Quarterly Report, which were filed with the Securities and Exchange Commission (except for the items updated herein).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.
99.1

From The St. Paul Travelers Companies, Inc. Annual Report on Form 10-K for the year ended December 31, 2005: Item 1, “Business,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 8, “Financial Statements and Supplementary Data” (revisions to notes 1, 4, 5, 9 and 19), and revised Schedule III from Item 15, “Exhibits and Financial Statement Schedules,” revised to reflect the Company’s realigned segment reporting structure.

99.2

From The St. Paul Travelers Companies, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2006: Item 1, “Financial Statements” (revisions to notes 3 and 5) and Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” revised to reflect the Company’s realigned segment reporting structure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2006	THE ST. PAUL TRAVELERS COMPANIES, INC.

	By:	/s/ Bruce A. Backberg
		Name:	Bruce A. Backberg
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.
99.1

From The St. Paul Travelers Companies, Inc. Annual Report on Form 10-K for the year ended December 31, 2005: Item 1, “Business,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Item 8, “Financial Statements and Supplementary Data” (revisions to notes 1, 4, 5, 9 and 19), and revised Schedule III from Item 15, “Exhibits and Financial Statement Schedules,” revised to reflect the Company’s realigned segment reporting structure.

99.2

From The St. Paul Travelers Companies, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2006: Item 1, “Financial Statements” (revisions to notes 3 and 5) and Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” revised to reflect the Company’s realigned segment reporting structure.